Exhibit 10.3

SECOND AMENDMENT TO MULTICURRENCY CREDIT AGREEMENT

This Second Amendment to Multicurrency Credit Agreement (herein, the “Amendment”) is entered into as of                     , 2005, among LoJack Corporation, a Massachusetts corporation (the “Parent”), LoJack Exchangeco Canada Inc., a Canadian corporation (the “Borrowing Subsidiary”), Boomerang Tracking Inc., a Canadian corporation (“Boomerang,” and together with the Borrowing Subsidiary, the “Canadian Borrowers”) (the Parent and the Canadian Borrowers collectively, the “Borrowers” and individually a “Borrower”), the Guarantors party hereto, the Lenders party hereto, Bank of Montreal, as Canadian Co-Agent for the Lenders, and Harris Trust and Savings Bank, as Administrative Agent for the Lenders.

PRELIMINARY STATEMENTS

A. The Borrowers, the Guarantors, the Lenders, the Canadian Co-Agent, and the Administrative Agent are parties to that certain Multicurrency Credit Agreement, dated as of October 29, 2004, as amended (the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B. The Borrowers have requested that the Lenders amend the Credit Agreement (i) to establish a Cdn. $5,000,000 revolving credit facility for the Canadian Borrowers, (ii) amend the Capital Expenditures covenant, and (iii) to make certain other amendments to the Credit Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. AMENDMENTS.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

1.1. Section 1.1 of the Credit Agreement is hereby amended by striking the phrase “each Lender with a Term Loan Commitment (a “Canadian Lender”)” and inserting in its place the phrase “each Canadian Lender with a Term Loan Commitment”.

1.2. Section 1.2 of the Credit Agreement is hereby amended by (a) striking the phrases “Revolving Credit Commitment” and “Revolving Credit Commitments” wherever such terms appear and inserting in their place the phrases “Domestic Revolving Credit Commitment” and “Domestic Revolving Credit Commitments”, as applicable, (b) striking the phrase “(individually a “Revolving Loan” and collectively the “Revolving Loans”)” appearing therein and inserting in its place the phrase “(individually a “Domestic Revolving Loan” and collectively the “Domestic Revolving Loans”)”, and all references therein to a Revolving Loan or the Revolving Loans shall hereafter be deemed a reference to a Domestic Revolving Loan or the Domestic Revolving

Loans, as applicable, (c) striking the phrase “L/C Obligations” wherever such term appears and inserting in its place the phrase “Domestic L/C Obligations”, and (d) striking the phrase “Revolver Percentage” wherever such term appears and inserting in its place the phrase “Domestic Revolver Percentage”.

1.3. The Credit Agreement is hereby amended by adding immediately after Section 1.2, and before Section 1.3, a new Section 1.2A which shall read as follows:

Section 1.2A. Canadian Revolving Credit Commitments. Subject to the terms and conditions hereof, each Canadian Lender with a Canadian Revolving Credit Commitment, by its acceptance hereof, severally agrees to make a loan or loans (individually a “Canadian Revolving Loan” and collectively the “Canadian Revolving Loans”) in Canadian Dollars to the Canadian Borrowers (or to any of them individually) from time to time on a revolving basis up to the amount of such Canadian Lender’s Canadian Revolving Credit Commitment, subject to any reductions thereof pursuant to the terms hereof, before the Revolving Credit Termination Date. The sum of the aggregate principal amount of Canadian Revolving Loans and Canadian L/C Obligations at any time outstanding shall not exceed the Canadian Revolving Credit Commitments in effect at such time. Each Borrowing of Canadian Revolving Loans shall be made ratably by the Canadian Lenders in proportion to their respective Canadian Revolver Percentages. As provided in Section 1.6(a) hereof, the Canadian Borrowers may elect that each Borrowing of Canadian Revolving Loans be either Canadian Base Rate Loans or Eurocurrency Loans denominated in Canadian Dollars. Canadian Revolving Loans may be repaid and the principal amount thereof reborrowed before the Revolving Credit Termination Date, subject to the terms and conditions hereof.

1.4. Section 1.3 of the Credit Agreement is hereby amended by (a) striking the phrase “(each a “Letter of Credit”)” appearing in Section 1.3(a) and inserting in its place the phrase “(each a “Domestic Letter of Credit”)”, and all references in Section 1.3 to a Letter of Credit or the Letters of Credit shall hereafter be deemed a reference to a Domestic Letter of Credit or the Domestic Letters of Credit, as applicable, (b) striking the phrase “(each an “Application”)” in Section 1.3(b) and inserting in its place the phrase “(each a “Domestic L/C Application”)”, and all references in Section 1.3 to an Application or the Applications shall hereafter be deemed a reference to a Domestic L/C Application or the Domestic L/C Applications, as applicable, (c) striking the phrase “(a “Reimbursement Obligation”)” in Section 1.3(c) and inserting in its place the phrase “(a “Domestic Reimbursement Obligation”)”, and all references in Section 1.3 to a Reimbursement Obligation or the Reimbursement Obligations shall hereafter be deemed a reference to a Domestic Reimbursement Obligation or the Domestic Reimbursement Obligations, as applicable, and (d) striking the phrases “(a “Participating Lender”)” and “(a “Participating Interest”)” in Section 1.3(d) and inserting in their place the phrases “(a “Participating Domestic

Lender”)” and “(a “Participating Domestic Interest”), and all references in Section 1.3 to a Participating Lender or a Participating Interest shall hereafter be deemed a reference to a Participating Domestic Lender and a Participating Domestic Interest, as applicable.

1.5. The Credit Agreement is hereby amended by adding immediately after Section 1.3, and before Section 1.4, a new Section 1.3A which shall read as follows:

Section 1.3A. Canadian Letters of Credit. (a) General Terms. Subject to the terms and conditions hereof, as part of the Canadian Revolving Credit, the Canadian L/C Issuer shall issue standby and commercial letters of credit (each a “Canadian Letter of Credit”) for the account of any Canadian Borrower in an aggregate undrawn face amount up to the relevant L/C Sublimit. Each Canadian Letter of Credit shall be issued by the Canadian L/C Issuer, but each Canadian Lender shall be obligated to reimburse the Canadian L/C Issuer for such Lender’s Canadian Revolver Percentage of the amount of each drawing thereunder and, accordingly, each Canadian Letter of Credit shall constitute usage of the Canadian Revolving Credit Commitment of each Canadian Lender pro rata in an amount equal to its Canadian Revolver Percentage of the Canadian L/C Obligations then outstanding.

(b) Applications. At any time before the Revolving Credit Termination Date, the Canadian L/C Issuer shall, at the request of any Canadian Borrower, issue one or more Canadian Letters of Credit in Canadian Dollars, in a form satisfactory to the Canadian L/C Issuer, with expiration dates no later than the earlier of 12 months from the date of issuance (or which are cancelable not later than 12 months from the date of issuance and each renewal) or the Revolving Credit Termination Date, in an aggregate face amount as set forth above, upon the receipt of an application duly executed by such Canadian Borrower for the relevant Canadian Letter of Credit in the form then customarily prescribed by the Canadian L/C Issuer for the Canadian Letter of Credit requested (each a “Canadian L/C Application”). Notwithstanding anything contained in any Canadian L/C Application to the contrary: (i) the Canadian Borrowers shall pay fees in connection with each Canadian Letter of Credit as set forth in Section 2.1 hereof, (ii) except as otherwise provided in Section 1.9 hereof, before the occurrence of an Event of Default, the Canadian L/C Issuer will not call for the funding by the Canadian Borrowers of any amount under a Canadian Letter of Credit before being presented with a drawing thereunder, and (iii) if the Canadian L/C Issuer is not timely reimbursed for the amount of any drawing under a Canadian Letter of Credit on the date such drawing is paid, the obligations of the Canadian Borrowers to reimburse the Canadian L/C Issuer for the amount of such drawing shall bear interest (which the Canadian Borrowers hereby promise to pay) from and after the date such drawing is paid at a rate per annum equal to the sum of the Applicable Margin plus the Canadian Base Rate from time to time in effect (computed on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed). If the Canadian L/C Issuer issues any Canadian Letter of Credit with an expiration date that is automatically extended unless the Canadian L/C Issuer gives notice that the expiration date will not so extend beyond its then scheduled expiration date, unless the Required Lenders instruct the Canadian L/C Issuer otherwise, the Canadian L/C Issuer will give such notice of non-renewal before the time necessary to prevent such automatic extension if before such required notice date: (i) the expiration date of such Canadian Letter of Credit if so extended would be after the Revolving Credit Termination Date, (ii) the Canadian Revolving Credit Commitments have been terminated, or (iii) a Default or an Event of Default exists and the Administrative Agent or the Canadian Co-Agent, at the request or with the consent of the Required Lenders, has given the Canadian L/C Issuer instructions not to so permit the extension of the expiration date of such Canadian Letter of Credit. The Canadian L/C Issuer agrees to issue amendments to the Canadian Letter(s) of Credit increasing the amount, or extending the expiration date, thereof at the request of the relevant Canadian Borrower subject to the conditions of Section 7 hereof and the other terms of this Section 1.3A.

(c) The Canadian L/C Reimbursement Obligations. Subject to Section 1.3A(b) hereof, the obligation of the Canadian Borrowers to reimburse the Canadian L/C Issuer for all drawings under a Canadian Letter of Credit (a “Canadian L/C Reimbursement Obligation”) shall be governed by the Canadian L/C Application related to such Canadian Letter of Credit, except that reimbursement shall be made by no later than 12:00 Noon (Chicago time) on the date when each drawing is to be paid if the relevant Canadian Borrower has been informed of such drawing by the Canadian L/C Issuer on or before 11:30 a.m. (Chicago time) on the date when such drawing is to be paid or, if notice of such drawing is given to the relevant Canadian Borrower after 11:30 a.m. (Chicago time) on the date when such drawing is to be paid, by the end of such day, in immediately available funds at the Canadian Co-Agent’s office in Toronto, Canada or such other office as the Canadian Co-Agent may designate in writing to the Canadian Borrowers (who shall thereafter cause to be distributed to the Canadian L/C Issuer such amount(s) in like funds). If the Canadian Borrowers do not make any such reimbursement payment on the date due and the Participating Canadian Lenders fund their participations therein in the manner set forth in Section 1.3A(d) below, then all payments thereafter received by the Canadian Co-Agent in discharge of any of the relevant Canadian Reimbursement Obligations shall be distributed in accordance with Section 1.3A(d) below.

(d) The Participating Canadian Interests. Each Canadian Lender (other than the Canadian Lender acting as Canadian L/C Issuer in issuing the relevant Canadian Letter of Credit), by its acceptance hereof, severally agrees to purchase from the Canadian L/C Issuer, and the Canadian L/C Issuer hereby agrees to sell to each such Canadian Lender (a “Participating Canadian Lender”), an undivided percentage participating interest (a “Participating Canadian Interest”), to the extent of its Canadian Revolver Percentage, in each Canadian Letter of Credit issued by, and each Canadian Reimbursement Obligation owed to, the Canadian L/C Issuer. Upon any failure by the Canadian Borrowers to pay any Canadian Reimbursement Obligation at the time required on the date the related drawing is to be paid, as set forth in Section 1.3A(c) above, or if the Canadian L/C Issuer is required at any time to return to any Canadian Borrower or to a trustee, receiver, liquidator, custodian or other Person any portion of any payment of any Canadian Reimbursement Obligation, each Participating Canadian Lender shall, not later than the Business Day it receives a certificate in the form of Exhibit A hereto from the Canadian L/C Issuer (with a copy to the Administrative Agent and the Canadian Co-Agent) to such effect, if such certificate is received before 1:00 p.m. (Chicago time), or not later than 1:00 p.m. (Chicago time) the following Business Day, if such certificate is received after such time, pay to the Canadian Co-Agent for the account of the Canadian L/C Issuer an amount equal to such Participating Canadian Lender’s Canadian Revolver Percentage of such unpaid or recaptured Canadian Reimbursement Obligation together with interest on such amount accrued from the date the related payment was made by the Canadian L/C Issuer to the date of such payment by such Participating Canadian Lender at a rate per annum equal to: (i) from the date the related payment was made by the Canadian L/C Issuer to the date 2 Business Days after payment by such Participating Canadian Lender is due hereunder, the CDOR Rate for each such day and (ii) from the date 2 Business Days after the date such payment is due from such Participating Canadian Lender to the date such payment is made by such Participating Canadian Lender, the Canadian Base Rate in

effect for each such day. Each such Participating Canadian Lender shall thereafter be entitled to receive its Canadian Revolver Percentage of each payment received in respect of the relevant Canadian Reimbursement Obligation and of interest paid thereon, with the Canadian L/C Issuer retaining its Canadian Revolver Percentage thereof as a Canadian Lender hereunder. The several obligations of the Participating Canadian Lenders to the Canadian L/C Issuer under this Section 1.3A shall be absolute, irrevocable, and unconditional under any and all circumstances whatsoever and shall not be subject to any set-off, counterclaim or defense to payment which any Participating Canadian Lender may have or have had against the Canadian Borrowers, the Canadian L/C Issuer, the Canadian Co-Agent, any Lender or any other Person whatsoever. Without limiting the generality of the foregoing, such obligations shall not be affected by any Default or Event of Default or by any reduction or termination of any Commitment of any Lender, and each payment by a Participating Canadian Lender under this Section 1.3A shall be made without any offset, abatement, withholding or reduction whatsoever.

(e) Indemnification. The Participating Canadian Lenders shall, to the extent of their respective Canadian Revolver Percentages, indemnify the Canadian L/C Issuer (to the extent not reimbursed by the Canadian Borrowers) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from the Canadian L/C Issuer’s gross negligence or willful misconduct) that the Canadian L/C Issuer may suffer or incur in connection with any Canadian Letter of Credit issued by it. The obligations of the Participating Canadian Lenders under this Section 1.3A(e) and all other parts of this Section 1.3A shall survive termination of this Agreement and of all Canadian L/C Applications, Canadian Letters of Credit, and all drafts and other documents presented in connection with drawings thereunder.

(f) Manner of Requesting a Canadian Letter of Credit. The requesting Canadian Borrower shall provide at least five (5) Business Days’ advance written notice to the Canadian Co-Agent of each request for the issuance of a Canadian Letter of Credit, such notice in each case to be accompanied by a Canadian L/C Application for such Canadian Letter of Credit properly completed and executed by the relevant Canadian Borrower and, in the case of an extension or an increase in the amount of a Canadian Letter of Credit, a written request therefor, in a form acceptable to the Canadian Co-Agent and the Canadian L/C Issuer, in each case, together with the fees called for by this Agreement. The Canadian

Co-Agent shall promptly notify the Canadian L/C Issuer of the Canadian Co-Agent’s receipt of each such notice and the Canadian L/C Issuer shall promptly notify the Canadian Co-Agent and the Canadian Lenders of the issuance of the Canadian Letter of Credit so requested.

1.6. Section 1.4(c) of the Credit Agreement is hereby amended by deleting reference to “the Borrowing Subsidiary” appearing therein and inserting the phrase “the relevant Canadian Borrower” in lieu thereof.

1.7. Section 1.4(e) of the Credit Agreement is hereby amended by inserting a comma after the phrase “the Interest Act (Canada)”, and immediately thereafter inserting the phrase “the Canadian Revolving Loans,” in line 1 thereof.

1.8. Sections 1.6(a), 1.6(c), 1.6(d), and 1.6(e) of the Credit Agreement are hereby amended by deleting all references to “the Borrowing Subsidiary” appearing therein and inserting the phrase “the relevant Canadian Borrower” in lieu thereof. In addition, the last sentence of Section 1.6(c) shall be amended and restated to read as follows:

In the event the Parent fails to give notice pursuant to Section 1.6(a) above of a Borrowing equal to the amount of a Domestic Reimbursement Obligation and has not notified the Administrative Agent by 12:00 noon (Chicago time) on the day such Domestic Reimbursement Obligation becomes due that it intends to repay such Domestic Reimbursement Obligation through funds not borrowed under this Agreement, the Parent shall be deemed to have requested a Borrowing of U.S. Base Rate Loans under the Domestic Revolving Credit on such day in the amount of the Domestic Reimbursement Obligation then due, which Borrowing shall be applied to pay the Domestic Reimbursement Obligation then due; and in the event the Canadian Borrowers fail to give notice pursuant to Section 1.6(a) above of a Borrowing equal to the amount of a Canadian Reimbursement Obligation and has not notified the Canadian Co-Agent by 12:00 noon (Chicago time) on the day such Canadian Reimbursement Obligation becomes due that it intends to repay such Canadian Reimbursement Obligation through funds not borrowed under this Agreement, the Canadian Borrowers shall be deemed to have requested a Borrowing of Canadian Base Rate Loans under the Canadian Revolving Credit on such day in the amount of the Canadian Reimbursement Obligation then due, which Borrowing shall be applied to pay the Canadian Reimbursement Obligation then due.

1.9. Subsections (i) and (ii) of Section 1.7 of the Credit Agreement shall be amended and restated in their entirety to read as follow:

(i) any Interest Period for a Borrowing of Domestic Revolving Loans consisting of U.S. Base Rate Loans that otherwise would end after the Revolving Credit Termination Date shall end on the Revolving Credit Termination Date, any Interest Period for a Borrowing of Canadian Revolving Loans consisting of Canadian Base Rate Loans that otherwise would end after the Revolving Credit Termination Date shall end on the Revolving Credit Termination Date, and any Interest Period for a Borrowing of Term Loans consisting of Canadian Base Rate Loans that otherwise would end after the final maturity date of the Term Loans shall end on the final maturity date of the Term Loans;

(ii) no Interest Period with respect to any portion of the Domestic Revolving Loans shall extend beyond the Revolving Credit Termination Date, no Interest Period with respect to any portion of the Canadian Revolving Loans shall extend beyond the Revolving Credit Termination Date, and no Interest Period with respect to any portion of the Term Loans shall extend beyond the final maturity date of the Term Loans;

1.10. Section 1.8(b) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

(b) Revolving Loans. Each Domestic Revolving Loan, both for principal and interest not sooner paid, shall mature and become due and payable by the Parent on the Revolving Credit Termination Date. Each Canadian Revolving Loan, both for principal and interest not sooner paid, shall mature and become due and payable by the Canadian Borrowers on the Revolving Credit Termination Date.

1.11. Subsection (ii) of Section 1.9(b) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

(ii) The Parent shall, on each date the Domestic Revolving Credit Commitments are reduced pursuant to Section 1.13 hereof, prepay the Domestic Revolving Loans and, if necessary, prefund the Domestic L/C Obligations by the amount, if any, necessary to reduce the sum of the aggregate principal amount of Domestic Revolving Loans and Domestic L/C Obligations then outstanding to the amount to which the Domestic Revolving Credit Commitments have been so reduced; and the Canadian Borrowers shall, on each date the Canadian Revolving Credit Commitments are reduced pursuant to Section 1.13 hereof, prepay the Canadian Revolving Loans and, if necessary, prefund the Canadian L/C Obligations by the amount, if any, necessary to reduce the sum of the aggregate principal amount of Canadian Revolving Loans and Canadian L/C Obligations then outstanding to the amount to which the Canadian Revolving Credit Commitments have been so reduced.

1.12. Section 1.9(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c) Any amount of Domestic Revolving Loans paid or prepaid before the Revolving Credit Termination Date may, subject to the terms and conditions of this Agreement, be borrowed, repaid and borrowed again. Any amount of Canadian Revolving Loans paid or prepaid before the Revolving Credit Termination Date may, subject to the terms and conditions of this Agreement, be borrowed, repaid and borrowed again. No amount of the Term Loans paid or prepaid may be reborrowed, and, in the case of any partial prepayment, such prepayment shall be applied to the remaining amortization payments on the relevant Loans in the reverse order of maturity.

1.13. Section 1.10(e) of the Credit Agreement is hereby amended by adding immediately after the phrase “Section 1.3” the phrase “or Section 1.3A, as applicable,”.

1.14. Section 1.11(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b) The Domestic Revolving Loans made to the Parent by a Lender shall be evidenced by a single promissory note of the Parent issued to such Lender in the form of Exhibit D-2 attached hereto; and each such promissory note is hereafter referred to as a “Domestic Revolving Note” and collectively such promissory notes are referred to as the “Domestic Revolving Notes.” The Canadian Revolving Loans made to the Canadian Borrowers by a Canadian Lender shall be evidenced by a single promissory note of the Canadian Borrowers issued to such Canadian Lender in the form of Exhibit D-3 attached hereto; and each such promissory note is hereafter referred to as a “Canadian Revolving Note” and collectively such promissory notes are referred to as the “Canadian Revolving Notes.”

1.15. Section 1.11(c) of the Credit Agreement is hereby amended by deleting all references to “the Borrowing Subsidiary” appearing therein and inserting the phrase “the relevant Canadian Borrower” in lieu thereof.

1.16. Section 1.13 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

(b) The Parent shall have the right at any time and from time to time, upon 5 Business Days prior written notice to the Administrative Agent (or such shorter period of time agreed to by the Administrative Agent), to terminate the Domestic Revolving Credit Commitments without premium or penalty and in whole or in part, any partial termination to be (i) in an amount not less than U.S. $1,000,000 and (ii) allocated ratably among the Lenders in proportion to their respective Domestic Revolver Percentages, provided that the Domestic Revolving Credit Commitments may not be reduced to an amount less than the sum of the aggregate principal amount of Domestic Revolving Loans and Domestic L/C Obligations then outstanding. Any termination of the Domestic Revolving Credit Commitments below the relevant L/C Sublimit then in effect shall reduce such L/C Sublimit by a like amount. The Administrative Agent shall give prompt notice to each Lender of any such termination of the Domestic Revolving Credit Commitments. The Canadian Borrowers shall have the right at any time and from time to time, upon 5 Business Days prior written notice to the Administrative Agent (or such shorter period of time agreed to by the Administrative Agent), to terminate the Canadian Revolving Credit Commitments without premium or penalty and in whole or in part, any partial termination to be (i) in an amount not less than Cdn $1,000,000 and (ii) allocated ratably among the Canadian Lenders in proportion to their respective Canadian Revolver Percentages, provided that the Canadian Revolving Credit Commitments may not be reduced to an amount less than the sum of the aggregate principal amount of Canadian Revolving Loans and Canadian L/C Obligations then outstanding. Any termination of the Canadian Revolving Credit Commitments below the relevant L/C Sublimit then in effect shall reduce such L/C Sublimit by a like amount. The Administrative Agent shall give prompt notice to the Canadian Co-Agent and each Canadian Lender of any such termination of the Canadian Revolving Credit Commitments. Any termination of the Domestic Revolving Credit Commitments or the Canadian Revolving Credit Commitments pursuant to this Section 1.13 may not be reinstated.

1.17. Section 1.14 of the Credit Agreement is hereby amended by (i) deleting all references to “the Borrowing Subsidiary” and inserting in its place references to “any Canadian Borrower” and (ii) deleting all parenthetical phrases that read “(or in the case of the Term Loans, the Borrowing Subsidiary)” and inserting in their place the parenthetical phrase “(or, in the case of the Term Loans or the Canadian Revolving Credit, the relevant Canadian Borrower)”.

1.18. Section 1.15 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 1.15. Appointment of Parent as Agent for the Canadian Borrowers. Each Canadian Borrower hereby irrevocably appoints the Parent as its agent hereunder to make requests on such Borrower’s behalf for Borrowings of the relevant Credit, to select on such Borrower’s behalf the interest rate and Interest Period to be applicable to such Borrowings, and to take any other action contemplated by the Loan Documents with respect to credit extended to it hereunder. The Administrative Agent and the Lenders shall be entitled to conclusively presume that any action by the Parent under the Loan Documents is taken on behalf of the Parent and the Canadian Borrowers whether or not the Parent so indicates.

1.19. Section 1 of the Credit Agreement is hereby amended by adding a new Section 1.16 immediately following Section 1.15, which new Section shall read as follows:

Section 1.16. Joint and Several Obligations. Each Canadian Borrower hereby unconditionally and irrevocably agrees it is jointly and severally liable to the Canadian Co-Agent, Canadian Lenders, and the Canadian L/C Issuer for payment of the Canadian Revolving Loans (including but not limited to principal and accrued and unpaid interest) and the Canadian Reimbursement Obligations for Canadian Letters of Credit issued on their account and all other amounts due under this Agreement, the Canadian Revolving Notes, and any Canadian L/C Applications. Each Canadian Borrower acknowledges and agrees that its joint and several liability under this Agreement, the Canadian Revolving Notes, and the Canadian L/C Applications is absolute and unconditional and shall not in any matter be affected or impaired by any acts or omissions whatsoever of the Canadian Co-Agent, the Canadian Lenders, or the Canadian L/C Issuer. Each Canadian Borrower hereby agrees not to exercise or enforce any right of exoneration, contribution, reimbursement, recourse, or subrogation available to such Borrower against any party liable for payment under this Agreement, the Canadian Revolving Notes, or any Canadian L/C Application unless and until all Obligations owing to the Canadian Co-Agent, the Canadian Lenders, and the Canadian L/C Issuer with respect to the Canadian Revolving Credit have been paid and satisfied in full and the Canadian Revolving Credit Commitments have expired or otherwise terminated.

1.20. Sections 2.1(a) and (b) of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

(a) Commitment Fees. The Parent shall pay to the Administrative Agent for the ratable account of the Lenders in accordance with their Domestic Revolver Percentages a commitment fee at the rate per annum equal to the Applicable Margin (computed on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed) on the average daily Unused Revolving Credit Commitments with respect to the Domestic Revolving Credit. The Canadian Borrowers shall pay to the Canadian Co-Agent for the ratable account of the Canadian Lenders in accordance with their Canadian Revolver Percentages a commitment fee at the rate per annum equal to the Applicable Margin (computed on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed) on the average daily Unused Revolving Credit Commitments with respect to the Canadian Revolving Credit. Such commitment fees shall be payable quarterly in arrears on the last day of each March, June, September, and December in each year (commencing on the first such date occurring after the date hereof) and on the Revolving Credit Termination Date, unless the Domestic Revolving Credit Commitments or the Canadian Revolving Credit Commitments, as the case may be, are terminated in whole on an earlier date, in which event the commitment fee for the period to the date of such termination in whole shall be paid on the date of such termination.

(b) Letter of Credit Fees. On the date of issuance or extension, or increase in the amount, of any standby Letter of Credit pursuant to Section 1.3 hereof, the Parent shall pay to the Domestic L/C Issuer for its own account a fronting fee equal to 0.125% of the face amount of (or of the increase in the face amount of) such Letter of Credit. On the date of issuance or extension, or increase in the amount, of any standby Letter of Credit pursuant to Section 1.3A hereof, the Canadian Borrowers shall pay to the Canadian L/C Issuer for its own account a fronting fee equal to 0.125% of the face amount of (or of the increase in the face amount of) such Letter of Credit. Quarterly in arrears, on the last day of each March, June, September, and December, commencing on the first such date occurring after the date hereof, (i) the Parent shall pay to the Administrative Agent, for the ratable benefit of the Lenders in accordance with their Domestic Revolver Percentages, a letter of credit fee at a rate per annum equal to the Applicable Margin (computed on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed) in effect during each day of such quarter applied to the daily average face amount of Domestic Letters of Credit outstanding during such quarter and (ii) the Canadian Borrowers shall pay to the Canadian Co-Agent, for the ratable benefit of the Canadian Lenders in accordance with their Canadian Revolver Percentages, a letter of credit fee at a rate per annum equal to the Applicable Margin

(computed on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed) in effect during each day of such quarter applied to the daily average face amount of Canadian Letters of Credit outstanding during such quarter. In addition, the Parent and the Canadian Borrowers shall pay to the relevant L/C Issuer for its own account such L/C Issuer’s standard issuance, drawing, negotiation, amendment, assignment, and other administrative fees for each Letter of Credit as established by such L/C Issuer from time to time.

1.21. Section 3.1 of the Credit Agreement is hereby amended by deleting all references to “the Borrowing Subsidiary” appearing therein and inserting the phrase “the Canadian Borrowers” in lieu thereof.

1.22. Section 4.1 of the Credit Agreement is hereby amended by deleting all references to “the Borrowing Subsidiary” appearing therein and inserting the phrase “the Canadian Borrowers” in lieu thereof.

1.23. The following definitions set forth in Section 5.1 of the Credit Agreement shall be amended and restated in their entirety to read as follows:

“Application” and “Applications” means, individually and collectively, the Domestic L/C Applications and the Canadian L/C Applications.

“Borrower” and “Borrowers” means, individually and collectively, the Parent, the Borrowing Subsidiary, and Boomerang.

“Commitments” means the Domestic Revolving Credit Commitments, the Canadian Revolving Credit Commitments, and the Term Loan Commitments.

“Credit” means any of the Domestic Revolving Credit, the Canadian Revolving Credit, or the Term Credit.

“L/C Issuer” and “L/C Issuers” means, individually and collectively, the Domestic L/C Issuer and the Canadian L/C Issuer.

“L/C Obligation” and “L/C Obligations” means, individually and collectively, the Domestic L/C Obligations and the Canadian L/C Obligations.

“L/C Sublimit” means (a) with respect to the Domestic Revolving Credit, U.S.$2,000,000, as reduced pursuant to the terms hereof, and (b) with respect to the Canadian Revolving Credit, Cdn. $1,000,000, as reduced pursuant to the terms hereof.

“Letter of Credit” and “Letters of Credit” means, individually and collectively, the Domestic Letters of Credit and the Canadian Letters of Credit.

“Loan” means any Domestic Revolving Loan, any Canadian Revolving Loan, or Term Loan, whether outstanding as a U.S. Base Rate Loan, Canadian Base Rate Loan or Eurocurrency Loan or otherwise, each of which is a “type” of Loan hereunder.

“Note” and “Notes” means, individually and collectively, the Domestic Revolving Notes, the Canadian Revolving Notes, and the Term Notes.

“Participating Interest” means (a) with respect to the Domestic Revolving Credit, any Participating Domestic Interest, and (b) with respect to the Canadian Revolving Credit, any Participating Canadian Interest.

“Participating Lender” means (a) with respect to the Domestic Revolving Credit, any Participating Domestic Lender, and (b) with respect to the Canadian Revolving Credit, any Participating Canadian Lender.

“Percentage” means for any Lender its Domestic Revolver Percentage, Canadian Revolver Percentage or Term Loan Percentage, as applicable; and where the term “Percentage” is applied on an aggregate basis (including, without limitation, Section 11.6 hereof), such aggregate percentage shall be calculated by aggregating the separate components of the Canadian Revolver Percentage, Domestic Revolver Percentage, and Term Loan Percentage, and expressing such components on a single percentage basis.

“Reimbursement Obligation” and “Reimbursement Obligations” means, individually and collectively, the Domestic L/C Reimbursement Obligations and the Canadian L/C Obligations.

“Revolver Percentage” means (a) with respect to the Domestic Revolving Credit, the relevant Domestic Revolver Percentage, and (b) with respect to the Canadian Revolving Credit, the relevant Canadian Revolver Percentage.

“Revolving Credit” means the Domestic Revolving Credit or the Canadian Revolving Credit, as relevant.

“Revolving Credit Commitment” means (a) with respect to the Domestic Revolving Credit, as to any Lender, its Domestic Revolving Credit Commitment, and (b) with respect to the Canadian Revolving Credit, as to any Lender, its Canadian Revolving Credit Commitment.

“Revolving Credit Termination Date” means October 29, 2009, or such earlier date on which the Canadian Revolving Credit Commitments and Domestic Revolving Credit Commitments are terminated in whole pursuant to Section 1.13, 9.2 or 9.3 hereof.

“Revolving Loan” and “Revolving Loans” means, individually and collectively, the Domestic Revolving Loans and the Canadian Revolving Loans.

“Revolving Note” and “Revolving Notes” means, individually and collectively, the Domestic Revolving Notes and the Canadian Revolving Notes.

“Unused Revolving Credit Commitment” means, at any time, (a) with respect to the Domestic Revolving Credit, the difference between the Domestic Revolving Credit Commitments then in effect and the aggregate outstanding principal amount of Domestic Revolving Loans and Domestic L/C Obligations and (b) with respect to the Canadian Revolving Credit, the difference between the Canadian Revolving Credit Commitments then in effect and the aggregate outstanding principal amount of Canadian Revolving Loans and Canadian L/C Obligations.

1.24. Section 5.1 of the Credit Agreement shall be further amended by adding thereto the following definitions, which shall inserted therein in appropriate alphabetical order:

“Canadian Borrowers” means the Borrowing Subsidiary and Boomerang.

“Canadian L/C Application” is defined in Section 1.3A (b) hereof.

“Canadian L/C Issuer” means the Canadian Co-Agent, or any other Canadian Lender requested by the Canadian Borrowers and approved by the Canadian Co-Agent in its sole discretion with respect to any Canadian Letter of Credit.

“Canadian L/C Obligations” means the aggregate undrawn face amounts of all outstanding Canadian Letters of Credit and all unpaid Canadian Reimbursement Obligations.

“Canadian Lender” means any Lender with a Term Loan Commitment or a Canadian Revolving Credit Commitment.

“Canadian Letter of Credit” is defined in Section 1.3A (a) hereof.

“Canadian Participating Interest” is defined in Section 1.3A (d) hereof.

“Canadian Participating Lender” is defined in Section 1.3A (d) hereof.

“Canadian Reimbursement Obligation” is defined in Section 1.3A (c) hereof.

“Canadian Revolver Percentage” means, for each Lender, the percentage of the Canadian Revolving Credit Commitments represented by such Lender’s Canadian Revolving Credit Commitment or, if the Canadian Revolving Credit Commitments have been terminated, the percentage held by such Lender (including through participation interests in Canadian Reimbursement Obligations) of the aggregate principal amount of all Canadian Revolving Loans and Canadian L/C Obligations then outstanding.

“Canadian Revolving Credit” means the credit facility for making Canadian Revolving Credit Loans and issuing Canadian Letters of Credit as described in Sections 1.2A and 1.3A hereof.

“Canadian Revolving Credit Commitment” means, as to any Lender, the obligation of such Lender to make Canadian Revolving Loans and to participate in Canadian Letters of Credit issued for the account of the Canadian Borrowers hereunder in an aggregate principal or face amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 1 attached hereto and made a part hereof, as the same may be reduced or modified at any time or from time to time pursuant to the terms hereof. The Canadian Borrowers and the Lenders acknowledge and agree that the Canadian Revolving Credit Commitments of the Lenders aggregate Cdn $5,000,000 on the date hereof.

“Canadian Revolving Loan” is defined in Section 1.2A hereof and, as so defined, includes a Canadian Base Rate Loan or a Eurocurrency Loan, each of which is a “type” of Canadian Revolving Loan hereunder.

“Canadian Revolving Note” is defined in Section 1.11 hereof.

“Domestic L/C Application” is defined in Section 1.3 (b) hereof.

“Domestic L/C Issuer” means the Administrative Agent, or any other Lender requested by the Parent and approved by the Administrative Agent in its sole discretion with respect to any Domestic Letter of Credit.

“Domestic L/C Obligations” means the aggregate undrawn face amounts of all outstanding Domestic Letters of Credit and all unpaid Domestic Reimbursement Obligations.

“Domestic Letter of Credit” is defined in Section 1.3 (a) hereof.

“Domestic Participating Interest” is defined in Section 1.3 (d) hereof.

“Domestic Participating Lender” is defined in Section 1.3 (d) hereof.

“Domestic Reimbursement Obligation” is defined in Section 1.3 (c) hereof.

“Domestic Revolver Percentage” means, for each Lender, the percentage of the Domestic Revolving Credit Commitments represented by such Lender’s Domestic Revolving Credit Commitment or, if the Domestic Revolving Credit Commitments have been terminated, the percentage held by such Lender (including through participation interests in Domestic Reimbursement Obligations) of the aggregate principal amount of all Domestic Revolving Loans and Domestic L/C Obligations then outstanding.

“Domestic Revolving Credit” means the credit facility for making Domestic Revolving Credit Loans and issuing Domestic Letters of Credit as described in Sections 1.2 and 1.3 hereof.

“Domestic Revolving Credit Commitment” means, as to any Lender, the obligation of such Lender to make Domestic Revolving Loans and to participate in Domestic Letters of Credit issued for the account of the Parent hereunder in an aggregate principal or face amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 1 attached hereto and made a part hereof, as the same may be reduced or modified at any time or from time to time pursuant to the terms hereof. The Parent and the Lenders acknowledge and agree that the Domestic Revolving Credit Commitments of the Lenders aggregate U.S. $10,000,000 on the date hereof.

“Domestic Revolving Loan” is defined in Section 1.2 hereof and, as so defined, includes a U.S. Base Rate Loan or a Eurocurrency Loan, each of which is a “type” of Domestic Revolving Loan hereunder.

1.25. Section 6.1 of the Credit Agreement is hereby amended by deleting the phrase “The Borrowing Subsidiary” in line 7 and inserting the phrase “Each Canadian Borrower” in lieu thereof.

1.26. The first sentence of Section 6.4 of the Credit Agreement is hereby amended and restated to read as follows:

The Borrowing Subsidiary shall use the proceeds of the Term Loans to finance payment of the purchase price of the Boomerang Acquisition and to repay certain outstanding indebtedness of the Boomerang concurrently therewith; and the Parent shall use the proceeds of the Domestic, and each Canadian Borrower shall use proceeds of the Canadian Revolving Credit, for its general working capital purposes and for such other legal and proper purposes as are consistent with all applicable laws.

1.27. Section 7.1(d) of the Credit Agreement is hereby amended by striking the phrase “the Administrative Agent, the L/C Issuer, or any Lender” appearing in line 3 thereof and inserting in its place the phrase “the Administrative Agent, the Canadian Co-Agent, any L/C Issuer, or any Lender”.

1.28. The lead-in sentence to Section 8 of the Credit Agreement is hereby amended by deleting reference to “the Borrowing Subsidiary” appearing therein and inserting the phrase “any Canadian Borrower” in lieu thereof.

1.29. Section 8.7 of the Credit Agreement is hereby amended by striking the phrase “issuer of a Letter of Credit” appearing in line 6 thereof and inserting in its place the phrase “issuer of any letter of credit”.

1.30. Section 8.18 of the Credit Agreement is hereby amended by deleting references to “the Borrowing Subsidiary” appearing therein and inserting the phrase “the Canadian Borrowers” in lieu thereof.

1.31. Section 8.21 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

Section 8.21. Insolvency Applications. Each Canadian Borrower, for itself and each of its Subsidiaries (if any), acknowledges that their business and financial relationships with the Lenders are unique, and that the Lenders do not have a common interest with any other of their creditors. Each Canadian Borrower, for itself and each of its Subsidiaries (if any), agrees that if any of them files any plan of arrangement under the Companies’ Creditors Arrangement Act or makes any proposal under the Bankruptcy and Insolvency Act, the Lenders will be placed in their own class for voting and distribution purposes, and that none of them will permit, directly or indirectly, the Lenders to be classified with any other creditor for any purpose of such plan or proposal or otherwise.

1.32. Section 8.22(d) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

(d) Capital Expenditures. The Parent shall not, nor shall it permit any of its Subsidiaries to, incur Capital Expenditures in an amount in excess of the U.S. Dollar Equivalent of $10,000,000 in the aggregate during any fiscal year.

1.33. Sections 9.1(e), 9.1(f), 9.1(g), 9.1(h), 9.1(j), and 9.1(k) of the Credit Agreement are hereby amended by deleting all references to “the Borrowing Subsidiary” appearing therein and inserting the phrase “any Canadian Borrower” in lieu thereof.

1.34 Section 9.4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 9.4. Collateral for Undrawn Letters of Credit. (a) If the prepayment of the amount available for drawing under any or all outstanding Letters of Credit is required under Section 9.2 or 9.3 above, the Parent (in the case of Domestic Letters of Credit) and the Canadian Borrowers (in the case of the Canadian Letters of Credit) shall forthwith pay the amount required to be so prepaid, to be held by the Administrative Agent (in the case of Domestic Letters of Credit) or the Canadian Co-Agent (in the case of Canadian Letters of Credit) as provided in subsection (b) below.

(b) All amounts prepaid pursuant to subsection (a) above shall be held by the Administrative Agent (in the case of Domestic Letters of Credit) or the Canadian Co-Agent (in the case of Canadian Letters of Credit) in one or more separate collateral accounts (each such account, and the credit balances, properties, and any investments from time to time held therein, and any substitutions for such account, any certificate of deposit or other instrument evidencing any of the foregoing and all proceeds of and earnings on any of the foregoing being collectively called the “Collateral Account”) as security for, and for application by the Administrative Agent (in the case of Domestic Letters of Credit) or the Canadian Co-Agent (in the case of Canadian Letters of Credit) (to the extent available) to, the reimbursement of any payment under any such Letter of Credit then or thereafter made by the relevant L/C Issuer, and to the payment of the unpaid balance of all other Obligations (and to all Hedging Liability and Funds Transfer and Deposit Account Liability). The Collateral Account shall be held in the name of and subject to the exclusive dominion and control of the Administrative Agent (in the case of Domestic Letters of Credit) or the Canadian Co-Agent (in the case of Canadian Letters of Credit) for the benefit of the Administrative Agent, the Canadian Co-Agent, the Lenders, and the L/C Issuer. If and when requested by the Parent, the Administrative Agent or the Canadian Co-Agent, as the case may be, shall invest funds held in the Collateral Account from time to time in direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (in the case of Domestic Letters of Credit) or Canada (in the case of Canadian Letters of Credit) with a remaining maturity of one year or less, provided that the Administrative Agent and the Canadian Co-Agent each is irrevocably authorized to sell investments held in the Collateral Account when and as required to make payments out of the Collateral Account for application to amounts due and owing from the Parent or the Canadian Borrowers to the relevant L/C Issuer, the Administrative Agent, the Canadian Co-Agent, or the Lenders; provided, however, that if the Parent and the Canadian Borrowers shall have made payment of all obligations referred to in subsection (a) above required under Section 9.2 or 9.3 hereof, so long as no Letters of Credit, Commitments, Loans or other Obligations, Hedging Liability, or Funds Transfer and Deposit Account Liability remain outstanding, at the request of the Parent the Administrative Agent or the Canadian Co-Agent, as the case may be, shall release any remaining amounts held in the Collateral Account.

1.35. Section 9.6 of the Credit Agreement is hereby amended by (i) deleting the parenthetical phrase “(and, in the case of matters relating to the Term B Loans, the Borrowing Subsidiary also agrees)” and inserting the parenthetical phrase “(and, in the case of matters relating to the Term Loans or the Canadian Revolving Credit, the Canadian Borrowers also agree)” in lieu thereof and (ii) deleting the reference to “the Borrowing Subsidiary” in the last line of such Section and inserting “any Canadian Borrower” in lieu thereof.

1.36. Section 10.1 of the Credit Agreement is hereby amended by (i) deleting the parenthetical phrase “(and, in the case of the Term B Loans, the Borrowing Subsidiary)” in line 7 and inserting the parenthetical phrase “(and, in the case of the Term Loans or the Canadian Revolving Credit, the relevant Canadian Borrower)” in lieu thereof and (ii) deleting the reference to the “the Borrowing Subsidiary” in line 11 and inserting “the relevant Canadian Borrower” in lieu thereof.

1.37. Sections 10.3(a), 10.3(b), and 10.4 of the Credit Agreement shall be amended by deleting the parenthetical phrase “(and, in the case any such matter relates to the Term B Loans, the Borrowing Subsidiary)” wherever such phrase appears and inserting the parenthetical phrase “(and, in the case any such matter relates to the Term Loans or the Canadian Revolving Credit, the relevant Canadian Borrowers)” in lieu thereof.

1.38. Sections 11.1, 11.2, and 11.5 of the Credit Agreement are hereby amended by deleting all references to “the Borrowing Subsidiary” appearing therein and inserting the phrase “any Canadian Borrower” in lieu thereof.

1.39. Sections 11.6, 11.7, and 11.9 of the Credit Agreement are hereby amended by deleting all references to “the Borrowing Subsidiary” appearing therein and inserting the phrase “the relevant Canadian Borrower” in lieu thereof.

1.40. Section 11.8 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 11.8. Canadian Co-Agent and L/C Issuers. The Canadian Co-Agent shall act on behalf of the Administrative Agent and the Canadian Lenders with respect to the Canadian Revolving Credit and the Term Loans as provided in this Agreement and the L/C Issuers shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith. The Canadian Co-Agent and L/C Issuers shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Section 11 with respect to any acts taken or omissions suffered by the Canadian Co-Agent in connection with the Canadian Revolving Credit and the Term Loans, and the relevant L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the Applications pertaining to such Letters of Credit as fully as if the term “Administrative Agent”, as used in this Section 11, included the Canadian

Co-Agent and each L/C Issuer with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to such Canadian Co-Agent and any L/C Issuer.

1.41. Section 12.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 12.1. The Guarantees. To induce the Lenders to provide the credits described herein and in consideration of benefits expected to accrue to the Borrowers by reason of the Commitments and for other good and valuable consideration, receipt of which is hereby acknowledged, (a) the Parent and each Domestic Subsidiary party hereto (including any Domestic Subsidiary formed or acquired after the Closing Date executing an Additional Guarantor Supplement in the form attached hereto as Exhibit G or such other form acceptable to the Administrative Agent) hereby unconditionally and irrevocably guarantees jointly and severally to the Administrative Agent, the Lenders, and their Affiliates, the due and punctual payment of all present and future Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability, including, but not limited to, the due and punctual payment of principal of and interest on the Notes, the Reimbursement Obligations, and the due and punctual payment of all other Obligations now or hereafter owed by the Borrowers under the Loan Documents and the due and punctual payment of all Hedging Liability and Funds Transfer and Deposit Account Liability, in each case as and when the same shall become due and payable, whether at stated maturity, by acceleration, or otherwise, according to the terms hereof and thereof (including interest which, but for the filing of a petition in bankruptcy, would otherwise accrue on any such indebtedness, obligation, or liability) and (b) the Parent and each Domestic Subsidiary and Foreign Subsidiary party hereto (including any Subsidiary formed or acquired after the Closing Date executing an Additional Guarantor Supplement in the form attached hereto as Exhibit G or such other form acceptable to the Administrative Agent) hereby unconditionally and irrevocably guarantees jointly and severally to the Administrative Agent, the Lenders, and their Affiliates, the due and punctual payment of all present and future Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability of each Canadian Borrower, including, but not limited to, the due and punctual payment of principal of and interest on the Term Notes and the Canadian Revolving Notes, and the due and punctual payment of all other Obligations now or hereafter owed by any Canadian Borrower under the Loan Documents and the due and punctual payment of all Hedging Liability and Funds Transfer and Deposit Account Liability of each Canadian Borrower, in each case as and when the same shall become due and payable, whether at stated maturity, by acceleration, or otherwise, according to the terms hereof and thereof (including interest which, but for the filing of a petition in bankruptcy, would otherwise accrue on any such indebtedness, obligation, or liability). In case of failure by the Parent or other obligor punctually to pay any Obligations, Hedging Liability, or Funds Transfer and Deposit Account Liability guaranteed hereby, each Guarantor of such obligations hereby unconditionally agrees to make such payment or to cause such payment to be made punctually as and when the same shall become due and payable, whether at stated maturity, by acceleration, or otherwise, and as if such payment were made by the Parent or such obligor. In case of failure by any Canadian Borrower punctually to pay any Obligations, Hedging Liability, or Funds Transfer and Deposit Account Liability guaranteed hereby, each Guarantor of such obligations hereby unconditionally agrees to make such payment or to cause such payment to be made punctually as and when the same shall become due and payable, whether at stated maturity, by acceleration, or otherwise, and as if such payment were made by such Canadian Borrower. As used herein, the term “Guarantor” means each such person in its capacity as a guarantor of the obligations of another and not, in the case of any Borrower, as the primary obligor of its own obligations.

1.42. The proviso appearing at the end of the Section 13.1(a) of the Credit Agreement is hereby amended and restated to read as follows:

provided that no Borrower nor any Guarantor shall be required to pay any additional amount in respect of withholding taxes to the Canadian Co-Agent, any Canadian Lender or any holder of a Term Note or a Canadian Revolving Note if such withholding taxes arise as a result of the failure of the Canadian Co-Agent, such Canadian Lender or such holder to be a Person resident in Canada for purposes of the Income Tax Act (Canada).

1.43. Section 13.12(a) of the Credit Agreement is hereby amended by (i) deleting the parenthetical phrase “(and the L/C Issuers, if other than the Administrative Agent)” appearing in the first sentence thereof and inserting the parenthetical phrase “(and the L/C Issuers, if other than the Administrative Agent and the Canadian Co-Agent)” in lieu thereof, (ii) adding the phrase “or any portion of the Canadian Revolving Credit” immediately after the phrase “the Term Loans or Term Notes” appearing in the first sentence thereof, and (iii) deleting all references to “the Borrowing Subsidiary” therein and inserting “the Canadian Borrowers” in lieu thereof.

1.44. Sections 13.20, 13.24 and 13.25 of the Credit Agreement are hereby amended by deleting all references to “the Borrowing Subsidiary” appearing therein and inserting the phrase “the Canadian Borrowers” in lieu thereof.

1.45. The Credit Agreement shall be further amended by adding thereto a new Exhibit D-3 in the form attached hereto as Exhibit D-3.

1.46. Exhibits A, B and C to the Credit Agreement shall be amended and restated in their entirety to read as set forth on Exhibits A, B and C attached hereto.

1.47. Schedule 1 to the Credit Agreement shall be amended and restated in its entirety to read as set forth on Schedule 1 attached hereto.

SECTION 2. CONDITIONS PRECEDENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1. The Borrowers, the Administrative Agent, the Canadian Co-Agent, and the Lenders shall have executed and delivered this Amendment.

2.2. The Canadian Borrowers shall have executed and delivered to the relevant Canadian Lenders the Canadian Revolving Notes in form attached hereto as Exhibit D-3.

2.3. The Administrative Agent shall have received for each Lender copies of resolutions of the Board of Directors of each Canadian Borrower authorizing the execution, delivery and performance of this Amendment and the consummation of the transactions contemplated hereby, together with specimen signatures of the persons authorized to execute such documents on their behalf, all certified in each instance by their respective Secretary or Assistant Secretary.

2.4. The Administrative Agent shall have received for each Lender copies of certificates of compliance for each of the Canadian Borrowers (dated no earlier than 30 days prior to the date hereof) from the appropriate governmental offices where such Canadian Borrower is incorporated.

2.5. The Administrative Agent shall have received for each Lender the favorable written opinion of counsel to each of the Canadian Borrowers, in form and substance satisfactory to the Administrative Agent.

2.6. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

2.7. The Guarantors shall have executed their reaffirmation, acknowledgment, and consent in the space provided for that purpose below.

2.8. The Administrative Agent shall have received for each Lender a copy of the certificate of amalgamation from the appropriate governmental office evidencing the amalgamation of 6297072 Canada Inc. into Boomerang.

SECTION 3. REPRESENTATIONS.

In order to induce the Lenders to execute and deliver this Amendment, the Borrowers hereby represent to the Lenders that as of the date hereof the representations and warranties set forth in Section 6 of the Credit Agreement, as amended hereby, are and shall be and remain true and correct (except that the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Borrowers delivered to the Lenders) and the Borrowers are in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4. MISCELLANEOUS.

4.1. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.2. The Borrowers agree to pay on demand all costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Administrative Agent and the Canadian Co-Agent.

4.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

[SIGNATURE PAGE TO FOLLOW]

This Second Amendment to Multicurrency Credit Agreement is entered into as of the date and year first above written.

LOJACK CORPORATION, as Parent and Guarantor

By
Name	Joseph F. Abely
Title	President

LOJACK EXCHANGECO CANADA INC., as a Canadian Borrower and Guarantor

By
Name	Ronald J. Rossi
Title	President

BOOMERANG TRACKING INC.

By
Name	Ronald J. Rossi
Title	President

Accepted and agreed to.

“LENDERS”

HARRIS TRUST AND SAVINGS BANK, in its individual capacity as a Lender and as Administrative Agent

By
Name
Title

BANK OF MONTREAL, in its individual capacity as a Lender and as Canadian Co-Agent

By
Name
Title

REAFFIRMATION, ACKNOWLEDGEMENT, AND CONSENT OF GUARANTORS

The undersigned Guarantors heretofore executed and delivered to the Administrative Agent, the Canadian Co-Agent, and the Lenders the Credit Agreement (wherein the Guarantors guaranteed the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability). The undersigned hereby consents to the Second Amendment to the Credit Agreement as set forth above and confirms that all obligations of the undersigned under the Credit Agreement remain in full force and effect. The undersigned further agree that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained. The undersigned acknowledge that the Lenders and the Administrative Agent are relying on the assurances provided herein in entering into the Amendment set forth above.

LOJACK INTERNATIONAL CORPORATION

By
Name	William R. Duvall
Title	President

LOJACK GLOBAL LLC

By
Name	Joseph F. Abely
Title	President

LOJACK OPERATING COMPANY, L.P.

By
Name	Joseph F. Abely
Title	President

6292887 CANADA INC.

By
Name	Ronald J. Rossi
Title	President

BOOMERANG TRACKING INC.

By
Name	Ronald J. Rossi
Title	President

EXHIBIT A

NOTICE OF PAYMENT REQUEST

[Date]

[Name of Lender]

[Address]

Attention:

Reference is made to the Multicurrency Credit Agreement, dated as of October 29, 2004, as amended, among LoJack Corporation, the Canadian Borrowers party thereto, the Lenders party thereto, Bank of Montreal, as Canadian Co-Agent, and Harris Trust and Savings Bank, as Administrative Agent (as extended, renewed, amended or restated from time to time, the “Credit Agreement”). Capitalized terms used herein and not defined herein have the meanings assigned to them in the Credit Agreement. [The [Parent][Canadian Borrowers] have failed to pay their Reimbursement Obligation in the amount of [U.S. $                    ][Cdn $                    ]. Your Revolver Percentage of the unpaid Reimbursement Obligation is [U.S. $                    ][Cdn $                    ]] or [                     has been required to return a payment by the [Parent][Canadian Borrowers] of a Reimbursement Obligation in the amount of [U.S. $                    ][Cdn $                    ]. Your Revolver Percentage of the returned Reimbursement Obligation is [U.S. $                    ][Cdn $                    ]].

Very truly yours,

, as L/C Issuer

By
Name
Title

EXHIBIT B

NOTICE OF BORROWING

Date:

To:	Harris Trust and Savings Bank, as Administrative Agent for the Lenders parties to the Multicurrency Credit Agreement dated as of October 29, 2004 (as extended, renewed, amended or restated from time to time, the “Credit Agreement”), among LoJack Corporation, the Canadian Borrowers party thereto, the Lenders party thereto, Bank of Montreal, as Canadian Co-Agent, and Harris Trust and Savings Bank, as Administrative Agent

Ladies and Gentlemen:

The undersigned, LoJack Corporation (the “Parent”), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 1.6 of the Credit Agreement, of the Borrowing specified below:

1. The Business Day of the proposed Borrowing is                     ,             .

2. The aggregate amount of the proposed Borrowing is [U.S. $                    ][Cdn $                    ].

3. The Borrowing is being advanced under the [Canadian Revolving] [Domestic Revolving] [Term] Credit.

4. The Borrowing is to be comprised of [U.S. $                     of [U.S. Base Rate Loans] [Eurocurrency Loans]] or [Cdn $                     of [Canadian Base Rate Loans] [Eurocurrency Loans]].

[5. The duration of the Interest Period for the Eurocurrency Loans included in the Borrowing shall be                      months.]

The undersigned, on its own behalf and on behalf of the Canadian Borrowers, hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

(a) the representations and warranties of the Parent and the Canadian Borrowers contained in Section 6 of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date); and

(b) no Default or Event of Default has occurred and is continuing or would result from such proposed Borrowing.

LOJACK CORPORATION, as agent for the Borrowers

By
Name
Title

EXHIBIT C

NOTICE OF CONTINUATION/CONVERSION

Date:

To:	Harris Trust and Savings Bank, as Administrative Agent for the Lenders parties to the Multicurrency Credit Agreement dated as of October 29, 2004 (as extended, renewed, amended or restated from time to time, the “Credit Agreement”), among LoJack Corporation, the Canadian Borrowers party thereto, the Lenders party thereto, Bank of Montreal, as Canadian Co-Agent, and Harris Trust and Savings Bank, as Administrative Agent

Ladies and Gentlemen:

The undersigned, LoJack Corporation (the “Parent”), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 1.6 of the Credit Agreement, of the [conversion] [continuation] of the Loans specified herein, that:

1. The conversion/continuation Date is                     ,             .

2. The aggregate amount of the [Canadian Revolving] [Domestic Revolving] [Term] Loans to be [converted] [continued] is [U.S. $                    ][Cdn $                    ].

3. The Loans are to be [converted into] [continued as] [Eurocurrency] [U.S. Base Rate] [Canadian Base Rate] Loans.

4. [If applicable:] The duration of the Interest Period for the [Canadian Revolving] [Domestic Revolving] [Term] Loans included in the [conversion] [continuation] shall be                      months.

The undersigned on its own behalf and on behalf of the Canadian Borrowers hereby certifies that the following statements are true on the date hereof, and will be true on the proposed conversion/continuation date, before and after giving effect thereto and to the application of the proceeds therefrom:

(a) the representations and warranties of the Parent and the Canadian Borrowers contained in Section 6 of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date); provided, however, that this condition shall not apply to the conversion of an outstanding Eurocurrency Loan to a Base Rate Loan; and

(b) no Default or Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation].

LOJACK CORPORATION, as agent for the Borrowers

By
Name
Title

EXHIBIT D-3

CANADIAN REVOLVING NOTE

CDN. $	, 2005

FOR VALUE RECEIVED, the undersigned, LOJACK EXCHANGECO CANADA INC., a Canadian corporation (the “Borrowing Subsidiary”) and BOOMERANG TRACKING INC., a Canadian corporation (“Boomerang” and, together with the Borrowing Subsidiary, the “Canadian Borrowers”), hereby jointly and severally promise to pay to the order of                      (the “Lender”) on the Revolving Credit Termination Date of the hereinafter defined Credit Agreement, at the principal office of the Canadian Co-Agent, in immediately available funds, the principal sum of                      Cdn. Dollars (Cdn. $                    ) or, if less, the aggregate unpaid principal amount of all Canadian Revolving Loans made by the Lender to the Canadian Borrowers pursuant to the Credit Agreement, together with interest on the principal amount of each Canadian Revolving Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement.

This Note is one of the Canadian Revolving Notes referred to in the Multicurrency Credit Agreement dated as of October 29, 2004, among the Parent, the Canadian Borrowers, the Guarantors party thereto, the Lenders party thereto, Bank of Montreal, as Canadian Co-Agent for the Lenders, and Harris Trust and Savings Bank, as Administrative Agent for the Lenders (as extended, renewed, amended or restated from time to time, the “Credit Agreement”), and this Note and the holder hereof are entitled to all the benefits provided for thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement. This Note shall be governed by and construed in accordance with the internal laws of the State of Illinois.

Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof, all in the events, on the terms and in the manner as provided for in the Credit Agreement.

The Canadian Borrowers hereby waive demand, presentment, protest or notice of any kind hereunder.

LOJACK EXCHANGECO CANADA INC.	BOOMERANG TRACKING INC.

By	By
Name	Name
Title	Title

SCHEDULE 1

COMMITMENTS

NAME OF LENDER	TERM LOAN COMMITMENT	CANADIAN REVOLVING CREDIT COMMITMENT	DOMESTIC REVOLVING CREDIT COMMITMENT
Harris Trust and Savings Bank	N/A	N/A	U.S.$10,000,000
Bank of Montreal	Cdn. $39,280,000	Cdn. $5,000,000	N/A

TOTAL	Cdn. $39,280,000	Cdn. $5,000,000	U.S.$10,000,000